ADVISORSHARES RESTAURANT ETF

Schedule of Investments

September 30, 2025 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 91.0%

Food – 11.5%
Nathan’s Famous, Inc.	2,100	$232,554
US Foods Holding Corp.(a)	1,909	146,268
Total Food		378,822

Food Service – 4.5%
Aramark	3,895	149,568

Internet – 3.8%
DoorDash, Inc., Class A(a)	456	124,028

Retail – 71.2%
BJ’s Restaurants, Inc.(a)	6,900	210,657
Brinker International, Inc.(a)	1,071	135,674
Casey’s General Stores, Inc.	300	169,596
Cheesecake Factory, Inc. (The)(b)	2,735	149,441
Chipotle Mexican Grill, Inc.(a)	2,132	83,553
Cracker Barrel Old Country Store, Inc.	2,000	88,120
Darden Restaurants, Inc.	893	169,992
Dine Brands Global, Inc.	3,474	85,877
Domino’s Pizza, Inc.	348	150,235
Dutch Bros, Inc., Class A(a)	2,952	154,508
El Pollo Loco Holdings, Inc.(a)	17,539	170,128
Potbelly Corp.(a)	12,500	213,000
Red Robin Gourmet Burgers, Inc.(a)	26,400	181,104
Texas Roadhouse, Inc.	335	55,660
Wingstop, Inc.	255	64,178
Yum China Holdings, Inc. (China)	3,261	139,962
Yum! Brands, Inc.	824	125,248
Total Retail		2,346,933

Total Common Stocks (Cost $2,669,873)		2,999,351

MONEY MARKET FUNDS – 13.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.00%(c)	306,315	306,315
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.09%(c)(d)	151,822	151,822
Total Money Market Funds (Cost $458,138)		458,137

Total Investments – 104.9% (Cost $3,128,011)		3,457,488
Liabilities in Excess of Other Assets – (4.9%)		(162,682)
Net Assets – 100.0%		$3,294,806

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $146,435; the aggregate market value of the collateral held by the fund is $151,822.
(c)	Rate shown reflects the 7-day yield as of September 30, 2025.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

September 30, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,999,351	$–	$–	$2,999,351
Money Market Funds	458,137	–	–	458,137
Total	$3,457,488	$–	$–	$3,457,488

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Food	11.5%
Food Service	4.5
Internet	3.8
Retail	71.2
Money Market Funds	13.9
Total Investments	104.9
Liabilities in Excess of Other Assets	(4.9)
Net Assets	100.0%